Exhibit 99.1

May 6, 2024

Zeta Beats 1Q'24 and Guides to Accelerating Growth in 2024

•
Delivered revenue of $195M, an increase of 24% Y/Y
•
Grew total Scaled Customer count to 460, an increase of 8 Q/Q, and Super Scaled Customer count to 144, an increase of 13 Q/Q
•
Expanded quarterly Scaled Customer ARPU 11% Y/Y to $416K
•
Generated cash flow from operating activities of $25M, an increase of 23% Y/Y, and Free Cash Flow of $15M, an increase of 51% Y/Y
•
Raising guidance for each quarter of 2024 with the full year revenue growth rate expected to accelerate

NEW YORK – Zeta Global (NYSE: ZETA), the AI-Powered Marketing Cloud, today announced financial results for the first quarter ended March 31, 2024.

“The actionable intelligence delivered by the Zeta Marketing Platform is fueling the acceleration in our business,” said David A. Steinberg, Co-Founder, Chairman, and CEO of Zeta. “Chief Marketing Officers are seeking modern marketing technology platforms, like the ZMP, that leverage Gen AI to drive top line growth and improve operational efficiency, while protecting their data. Our strong competitive position combined with structural demand drivers give us confidence to raise our outlook.”

“It was a strong start to the year, highlighted by an increase in visibility from new customer wins and the rapid expansion of existing customers, which is leading to a step up in revenue and Adjusted EBITDA guidance,” said Chris Greiner, Zeta’s CFO. “Growth catalysts are showing green chutes, we’re seeing solid returns from investments, and we’re creating deeper and stickier relationships with our enterprise and new agency customers. All in, a strong combination going into the second quarter and the rest of the year.”

First Quarter 2024 Highlights

•
Total revenue of $195 million, increased 24% Y/Y.
•
Scaled Customer count increased to 460 from 452 in 4Q’23 and 411 in 1Q’23.
•
Super-Scaled Customer count increased to 144 from 131 in 4Q’23 and 110 in 1Q’23.
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Quarterly Scaled Customer ARPU of $416,000, increased 11% Y/Y.
•
Quarterly Super-Scaled Customer ARPU of $1.12 million, decreased 3% Y/Y.
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Direct platform revenue mix of 67% of total revenue, compared to 73% in 4Q’23, and compared to 71% in 1Q’23.
•
GAAP cost of revenue percentage of 39.4%, decreased 80 basis points Q/Q, and increased 490 basis points Y/Y.

•
GAAP net loss of $40 million, or 20% of revenue, driven primarily by $53 million of stock-based compensation. The net loss in 1Q’23 was $57 million, or 36% of revenue.
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GAAP loss per share of $0.23, compared to a loss per share of $0.38 in 1Q’23.
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Cash flow from operating activities of $25 million, compared to $20 million in 1Q’23.
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Free Cash Flow1 of $15 million, compared to $10 million in 1Q’23.
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Repurchased $3.5 million worth of shares through our share repurchase program.
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Adjusted EBITDA1 of $30.5 million, increased 27% Y/Y compared to $24.0 million in 1Q’23.
•
Adjusted EBITDA margin1 of 15.6%, compared to 15.3% in 1Q’23.

Guidance*

Second Quarter 2024

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Increasing revenue guidance to a range of $210 million to $214 million, up $8 million at the midpoint from the prior guidance of $204 million. The revised guidance represents a year-over-year increase of 22% to 25%.
•
Increasing Adjusted EBITDA guidance to a range of $35.3 million to $35.8 million, up $1.3 million at the midpoint from the prior guidance of $34.2 million. The revised guidance represents a year-over-year increase of 31% to 33% and an Adjusted EBITDA margin of 16.5% to 17.0%.

Full Year 2024

•
Increasing revenue guidance to a range of $895 million to $905 million, up $25 million at the midpoint from the prior guidance $875 million. Revised guidance represents a year-over-year increase of 23% to 24%.
•
Increasing Adjusted EBITDA to a range of $170 million to $172 million, up $5 million at the midpoint from the prior guidance of $166 million. Revised guidance represents a year-over-year increase of 31% to 33% and an Adjusted EBITDA margin of 18.8% to 19.2%.
•
Free Cash Flow of $75 million to $85 million.

* This press release does not include a reconciliation of forward-looking Adjusted EBITDA, Adjusted EBITDA margin, and Free Cash Flow to forward-looking GAAP net income (loss), net income (loss) margin, or cash flows from operating activities, respectively, because the Company is unable, without making unreasonable efforts, to provide a meaningful or reasonably accurate calculation or estimation of certain reconciling items which could be significant to the Company’s results.

1 Free Cash Flow, Adjusted EBITDA, and Adjusted EBITDA margin are not measures of financial performance prepared in accordance with GAAP. See “Non-GAAP Measures” for more information and, where applicable, reconciliations to the most directly comparable GAAP financial measures at the end of this release.

Investor Conference Call and Webcast

Zeta will host a conference call today, Monday, May 6, 2024, at 4:30 p.m. Eastern Time to discuss financial results for the first quarter 2024. A supplemental earnings presentation and a live webcast of the conference call can be accessed from the Company’s investor relations website (https://investors.zetaglobal.com/) where they will remain available for one year.

About Zeta

Zeta Global (NYSE: ZETA) is the AI-Powered Marketing Cloud that leverages advanced artificial intelligence (AI) and trillions of consumer signals to make it easier for marketers to acquire, grow, and retain customers more efficiently. Through the Zeta Marketing Platform (ZMP), our vision is to make sophisticated marketing simple by unifying identity, intelligence, and omnichannel activation into a single platform – powered by one of the industry’s largest proprietary databases and AI. Our enterprise customers across multiple verticals are empowered to personalize experiences with consumers at an individual level across every channel, delivering better results for marketing programs. Zeta was founded in 2007 by David A. Steinberg and John Sculley and is headquartered in New York City with offices around the world. To learn more, go to www.zetaglobal.com.

Forward-Looking Statements

This press release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release or during the earnings call that are not statements of historical fact, including statements about our second quarter, third quarter, fourth quarter, and full year 2024 guidance, the Zeta 2025 plan, the financial targets of Zeta 2025 and the timing of when we will achieve the Zeta 2025 plan, our strong competitive position, visibility of new customers, expansion of existing customers, the capabilities of AI and Zeta’s platform, the acceleration of the digital transformation and our business, and the growth and expansion of AI and the Zeta Marketing Platform are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning our anticipated future financial performance, our market opportunities and our expectations regarding our business plan and strategies. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast,” “outlook,” “guidance” and other similar expressions. We base these forward-looking statements on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at such time. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our business, results of operations and financial condition and could cause actual results to differ materially from those expressed in the forward-looking statements. These statements are not guarantees of future performance or results.

The forward-looking statements are subject to and involve risks, uncertainties and assumptions, and you should not place undue reliance on these forward-looking statements. Factors that may materially affect such forward-looking statements include, but are not limited to: global supply chain disruptions; macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets and other macroeconomic factors beyond Zeta’s control; increases in our borrowing costs as a result of changes in interest rates and other factors; the impact of inflation on us and on our customers; potential fluctuations in our operating results, which could make our future operating results difficult to predict; underlying circumstances, including cash flows, cash position, financial performance, market conditions and potential acquisitions; prevailing stock prices, general economic and market condition; the impact of future pandemics, epidemics and other health crises on the global economy, our customers, employees and business; the war in Ukraine and escalating geopolitical tensions as a result of Russia’s invasion of Ukraine; the escalating conflict in Israel, Gaza and in the surrounding areas; our ability to innovate and make the right investment decisions in our product offerings and platform; the impact of new generative AI capabilities and the proliferation of AI on our business; our ability to attract and retain customers, including our scaled and super-scaled customers; our ability to manage our growth effectively; our ability to collect and use data online; the standards that private entities and inbox service providers adopt in the future to regulate the use and delivery of email may interfere with the effectiveness of our platform and our ability to conduct business; a significant inadvertent disclosure or breach of confidential and/or personal information we process, or a security breach of our or our customers’, suppliers’ or other partners’ computer systems; and any disruption to our third-party data centers, systems and technologies. These cautionary statements should not be construed by you to be exhaustive and the forward-looking statements are made only as of the date of this press release. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

The second quarter, third quarter, fourth quarter, and full year 2024 guidance provided herein are based on Zeta’s current estimates and assumptions and are not a guarantee of future performance. The guidance provided is subject to significant risks and uncertainties, including the risk factors discussed in the Company's reports on file with the Securities and Exchange Commission (“SEC”), that could cause actual results to differ materially. There can be no assurance that the Company will achieve the results expressed by this guidance or the targets.

Availability of Information on Zeta’s Website and Social Media Profiles

Investors and others should note that Zeta routinely announces material information to investors and the marketplace using SEC filings, press releases, public conference calls, webcasts and the Zeta investor relations website at https://investors.zetaglobal.com (“Investors Website”). We also intend to use the social media profiles listed below as a means of disclosing information about us to our customers, investors and the public. While not all of the information that the Company posts to the Investors Website or to social media profiles is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in Zeta to review the information that it shares on the Investors Website and to regularly follow our social media profile links located at the bottom of the page on www.zetaglobal.com. Users may automatically receive email alerts and other information about Zeta when enrolling an email address by visiting "Investor Email Alerts" in the "Resources" section of the Investors Website.

Social Media Profiles:

www.twitter.com/zetaglobal

www.facebook.com/ZetaGlobal/

www.linkedin.com/company/zetaglobal

www.instagram.com/zetaglobal/

The Following Definitions Apply to the Terms Used Throughout this Release, the Supplemental Earnings Presentation and Investor Conference Call

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Direct Platform and Integrated Platform: When the Company generates revenues entirely through the Company platform, the Company considers it direct platform revenue. When the Company generates revenue by leveraging its platform’s integration with third parties, it is considered integrated platform revenue.
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Cost of revenue: Cost of revenue excludes depreciation and amortization and consists primarily of media and marketing costs and certain personnel costs. Media and marketing costs consist primarily of fees paid to third-party publishers, media owners or managers, and strategic partners that are directly related to a revenue-generating event. We pay these third-party publishers, media owners or managers and strategic partners on a revenue-share, a cost-per-lead, cost-per-click, or cost-per-thousand-impressions basis. Personnel costs included in cost of revenues include salaries, bonuses, commissions, stock-based compensation and employee benefit costs primarily related to individuals directly associated with providing services to our customers.
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Scaled Customers: We define scaled customers as customers from which we generated at least $100,000 in revenue on a trailing twelve-month basis. We calculate the number of scaled customers at the end of each quarter and on an annual basis as the number of customers billed during each applicable period. We believe the scaled customers measure is both an important contributor to our revenue growth and an indicator to investors of our measurable success.
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Super-Scaled Customers: We define super-scaled customers, which is a subset of Scaled Customers, as customers from which we generated at least $1,000,000 in revenue on a trailing twelve-month basis. We calculate the number of super-scaled customers at the end of each quarter and on an annual basis as the number of customers billed during each applicable period. We believe the super-scaled customers measure is both an important contributor to our revenue growth and an indicator to investors of our measurable success.
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Scaled Customer ARPU: We calculate the scaled customer average revenue per user (“ARPU”) as revenue for the corresponding period divided by the average number of scaled customers during that period. We believe that scaled customer ARPU is useful for investors because it is an indicator of our ability to increase revenue and scale our business.
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Super-Scaled Customer ARPU: We calculate the super-scaled customer ARPU as revenue for the corresponding period divided by the average number of super-scaled customers during that period. We believe that super-scaled customer ARPU is useful for investors because it is an indicator of our ability to increase revenue and scale our business.
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Zeta 2025: The Zeta 2025 is a long-term plan introduced by the Company in 2022, intended to drive the Company’s vision to become one of the largest marketing clouds in the industry, with targets for business, product, and industry leadership. The financial targets of this plan are to generate in excess of $1 billion in annual revenue with at least 20% Adjusted EBITDA margins by 2025. In February 2023, we added an additional financial target to the plan of Free Cash Flow with a target of at least $110 million by 2025.

Non-GAAP Measures

In order to assist readers of our consolidated financial statements in understanding the core operating results that our management uses to evaluate the business and for financial planning purposes, we describe our non-GAAP measures below. We believe these non-GAAP measures are useful to investors in evaluating our performance by providing an additional tool for investors to use in comparing our financial performance over multiple periods.

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Adjusted EBITDA is a non-GAAP financial measure defined as net loss adjusted for interest expense, depreciation and amortization, stock-based compensation, income tax (benefit) / provision, acquisition related expenses, restructuring expenses, change in fair value of warrants and derivative liabilities, certain dispute settlement expenses, gain on extinguishment of debt, certain non-recurring IPO related expenses, including the payroll taxes related to vesting of restricted stock and restricted stock units upon the completion of the IPO, and other expenses. Acquisition related expenses and restructuring expenses primarily consist of severance and other employee-related costs which we do not expect to incur in the future as acquisitions of businesses may distort the comparability of the results of operations. Change in fair value of warrants and derivative liabilities is a non-cash expense related to periodically recording “mark-to-market” changes in the valuation of derivatives and warrants. Other expenses consist of non-cash expenses such as changes in fair value of acquisition related liabilities, gains and losses on extinguishment of acquisition related liabilities, gains and losses on sales of assets and foreign exchange gains and losses. In particular, we believe that the exclusion of stock-based compensation, certain dispute settlement expenses and non-recurring IPO related expenses that are not related to our core operations provides measures for period-to-period comparisons of our business and provides additional insight into our core controllable costs. We exclude these charges because these expenses are not reflective of ongoing business and operating results.
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Adjusted EBITDA margin is a non-GAAP financial measure defined as Adjusted EBITDA divided by the total revenues for the same period.

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Free Cash Flow is a non-GAAP financial measure defined as cash from operating activities, less capital expenditures and website and software development costs, adjusted for the effect of exchange rates on cash and cash equivalents.

Adjusted EBITDA, Adjusted EBITDA margin, and Free Cash Flow provide us with useful measures for period-to-period comparisons of our business as well as comparison to our peers. We believe that these non-GAAP financial measures are useful to investors in analyzing our financial and operational performance. Nevertheless our use of Adjusted EBITDA, Adjusted EBITDA margin, and Free Cash Flow has limitations as an analytical tool, and you should not consider these measures in isolation or as a substitute for analysis of our financial results as reported under GAAP. Other companies may calculate similarly-titled non-GAAP financial measures differently than us, thereby limiting the usefulness of these non-GAAP financial measures as a comparative tool. Because of these and other limitations, you should consider our non-GAAP measures only as supplemental to other GAAP-based financial performance measures, including revenues and net loss.

We calculate forward-looking Adjusted EBITDA, Adjusted EBITDA margin, and Free Cash Flow based on internal forecasts that omit certain amounts that would be included in forward-looking GAAP net income (loss). We do not attempt to provide a reconciliation of forward-looking Adjusted EBITDA, Adjusted EBITDA margin, and Free Cash Flow guidance to forward looking GAAP net income (loss), GAAP net income (loss) margin or GAAP cash flows from operating activities, respectively, because forecasting the timing or amount of items that have not yet occurred and are out of our control is inherently uncertain and unavailable without unreasonable efforts. Further, we believe that such reconciliations would imply a degree of precision and certainty that could be confusing to investors. Such items could have a substantial impact on GAAP measures of financial performance.

Contacts:

Investor Relations

Scott Schmitz

ir@zetaglobal.com

Press

James A. Pearson

press@zetaglobal.com

Zeta Global Holdings Corp.

Condensed Unaudited Consolidated Balance Sheets

(In thousands, except shares, per share and par values)

	As of
	March 31, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$141,649	$131,732
Accounts receivable, net of allowance of $4,107 and $3,564 as of March 31, 2024 and December 31, 2023, respectively	160,591	170,131
Prepaid expenses	7,394	6,269
Other current assets	1,283	1,622
Total current assets	$310,917	$309,754
Non-current assets:
Property and equipment, net	$8,117	$7,452
Website and software development costs, net	31,119	32,124
Right-to-use asset - operating leases, net	7,208	6,603
Intangible assets, net	46,497	48,781
Goodwill	140,903	140,905
Deferred tax assets, net	748	728
Other non-current assets	4,783	4,367
Total non-current assets	$239,375	$240,960
Total assets	$550,292	$550,714
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$53,360	$63,572
Accrued expenses	83,533	85,455
Acquisition-related liabilities	15,515	17,234
Deferred revenue	4,455	3,301
Other current liabilities	7,564	6,823
Total current liabilities	$164,427	$176,385
Non-current liabilities:
Long-term borrowings	$184,249	$184,147
Acquisition-related liabilities	3,110	3,060
Other non-current liabilities	6,905	6,602
Total non-current liabilities	$194,264	$193,809
Total liabilities	$358,691	$370,194
Stockholders’ equity:
Class A common stock $ 0.001 per share par value, up to 3,750,000,000 shares authorized, 189,623,112 and 188,631,432 shares issued and outstanding as of March 31, 2024 and December 31, 2023, respectively	$190	$189
Class B common stock $ 0.001 per share par value, up to 50,000,000 shares authorized, 29,055,489 shares issued and outstanding as of March 31, 2024 and December 31, 2023	29	29
Additional paid-in capital	1,191,545	1,140,849
Accumulated deficit	(998,103)	(958,537)
Accumulated other comprehensive loss	(2,060)	(2,010)
Total stockholders’ equity	$191,601	$180,520
Total liabilities and stockholders' equity	$550,292	$550,714

Condensed Unaudited Consolidated Statements of Operations and Comprehensive Loss

(In thousands, except share and per share amounts)

	Three months ended March 31,
	2024	2023
Revenues	$194,947	$157,602
Operating expenses:
Cost of revenues (excluding depreciation and amortization)	76,873	54,350
General and administrative expenses	48,806	52,601
Selling and marketing expenses	71,415	72,549
Research and development expenses	19,986	18,519
Depreciation and amortization	13,741	11,825
Acquisition-related expenses	—	203
Total operating expenses	$230,821	$210,047
Loss from operations	(35,874)	(52,445)
Interest expense	2,625	2,448
Other expenses	671	1,864
Total other expenses	$3,296	$4,312
Loss before income taxes	(39,170)	(56,757)
Income tax provision	396	$198
Net loss	$(39,566)	$(56,955)
Other comprehensive loss / (income):
Foreign currency translation adjustment	50	(147)
Total comprehensive loss	$(39,616)	$(56,808)
Net loss per share
Net loss available to common stockholders	$(39,566)	$(56,955)
Basic loss per share	$(0.23)	$(0.38)
Diluted loss per share	$(0.23)	$(0.38)
Weighted average number of shares used to compute net loss per share
Basic	171,234,353	150,045,840
Diluted	171,234,353	150,045,840

The Company recorded stock-based compensation under respective lines of the above condensed unaudited consolidated statements of operations and comprehensive loss:

	Three months ended March 31,
	2024	2023
Cost of revenues (excluding depreciation and amortization)	$271	$858
General and administrative expenses	18,899	24,182
Selling and marketing expenses	26,550	33,036
Research and development expenses	6,918	6,386
Total	$52,638	$64,462

Condensed Unaudited Consolidated Statements of Cash Flows

(In thousands)

	Three months ended March 31,
	2024	2023
Cash flows from operating activities:
Net loss	$(39,566)	$(56,955)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	13,741	11,825
Stock-based compensation	52,638	64,462
Deferred income taxes	(20)	(42)
Change in fair value of acquisition-related liabilities	504	1,652
Others, net	(42)	46
Change in non-cash working capital (net of acquisitions):
Accounts receivable	9,622	(2,015)
Prepaid expenses	(1,279)	527
Other current assets	339	(366)
Other non-current assets	(414)	(112)
Deferred revenue	1,026	1,380
Accounts payable	(10,727)	5,196
Accrued expenses and other current liabilities	(1,459)	(5,538)
Other non-current liabilities	303	44
Net cash provided by operating activities	24,666	20,104
Cash flows from investing activities:
Capital expenditures	(5,811)	(5,164)
Website and software development costs	(3,643)	(4,900)
Acquisitions and other investments, net of cash acquired	—	(15,852)
Net cash used for investing activities	(9,454)	(25,916)
Cash flows from financing activities:
Cash paid for acquisition-related liabilities	(2,173)	(980)
Proceeds from credit facilities, net of issuance cost	11,250	2,813
Exercise of options	434	41
Repurchase of shares	(3,444)	(6,533)
Repayments against the credit facilities	(11,250)	(2,813)
Net cash used for financing activities	(5,183)	(7,472)
Effect of exchange rate changes on cash and cash equivalents	(112)	(32)
Net increase / (decrease) in cash and cash equivalents	9,917	(13,316)
Cash and cash equivalents, beginning of period	131,732	121,110
Cash and cash equivalents, end of period	$141,649	$107,794
Supplemental cash flow disclosures including non-cash activities:
Cash paid for interest, net	$2,720	$2,464
Cash paid for income taxes, net	$386	$46
Liability established in connection with acquisitions	$504	$2,791
Capitalized stock-based compensation as website and software development costs	$1,091	$752
Right-to-use asset established	$883	$—
Operating lease liabilities established	$883	$—
Non-cash consideration for website and software development costs	$430	$219

Reconciliation of GAAP to Non-GAAP Financial Measures

(in thousands)

The following table reconciles adjusted EBITDA and adjusted EBITDA margin to net loss and net loss margin, the most directly comparable financial measure calculated and presented in accordance with GAAP.

	Three months ended March 31,
	2024	2023
Net loss	$(39,566)	$(56,955)
Net loss margin	(20.3)%	(36.1)%
Add back:
Depreciation and amortization	13,741	11,825
Acquisition related expenses	—	203
Stock-based compensation	52,638	64,462
Other expenses	671	1,864
Interest expense	2,625	2,448
Income tax provision	396	198
Adjusted EBITDA	$30,505	$24,045
Adjusted EBITDA margin	15.6%	15.3%

The following table reconciles Cash Flows from Operating Activities in the Condensed Unaudited Consolidated Statements of Cash Flows to Free Cash Flow:

	Three months ended March 31,
	2024	2023
Cash Flows from Operating Activities	$24,666	$20,104
Capital expenditures	(5,811)	(5,164)
Website and software development costs	(3,643)	(4,900)
Effect of exchange rate changes on cash and cash equivalents	(112)	(32)
Free Cash Flow	$15,100	$10,008